Exhibit 21.1
SENIOR HOUSING PROPERTIES TRUST
SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation, Organization or Incorporation
CCC Alpha Investments Trust	Maryland
CCC Delaware Trust	Maryland
CCC Financing I Trust	Maryland
CCC Financing Limited, L.P.	Delaware
CCC Investments I, L.L.C.	Delaware
CCC Leisure Park Corporation	Delaware
CCC of Kentucky Trust	Maryland
CCC Pueblo Norte Trust	Maryland
CCC Retirement Communities II, L.P.	Delaware
CCC Retirement Partners Trust	Maryland
CCC Retirement Trust	Maryland
CCDE Senior Living LLC	Delaware
CCOP Senior Living LLC	Delaware
Crestline Ventures LLC	Delaware
CSL Group, Inc.	Indiana
Ellicott City Land I, LLC	Delaware
HRES1 Properties Trust	Maryland
HRES2 Properties Trust	Maryland
Leisure Park Venture Limited Partnership	Delaware
Lexington Office Realty Trust (Nominee Trust)	Massachusetts
MSD Pool 1 LLC	Maryland
MSD Pool 2 LLC	Maryland
O.F.C. Corporation	Indiana
RSA Healthcare, Inc.	Tennessee
Seaport Innovation LLC	Delaware
SNH 30 Newcrossing Inc.	Maryland
SNH AL AIMO II, Inc.	Maryland
SNH AL AIMO Tenant II, Inc.	Maryland
SNH AL AIMO Tenant, Inc.	Maryland
SNH AL AIMO, Inc.	Maryland
SNH AL Crimson Tenant Inc.	Maryland
SNH AL Cumming LLC	Maryland
SNH AL Cumming Tenant LLC	Maryland
SNH AL Georgia Holdings LLC	Maryland
SNH AL Georgia LLC	Maryland
SNH AL Georgia Tenant LLC	Maryland
SNH AL Properties LLC	Maryland
SNH AL Properties Trust	Maryland
SNH AL TRS, Inc.	Maryland

SNH AL Wilmington Tenant Inc.	Maryland
SNH Alpharetta LLC	Delaware
SNH ALT Leased Properties Trust	Maryland
SNH Bakersfield LLC	Maryland
SNH Baton Rouge (North) LLC	Delaware
SNH Baton Rouge (Realtors) LLC	Delaware
SNH Blaine Inc.	Maryland
SNH BRFL Properties LLC	Delaware
SNH BRFL Tenant LLC	Delaware
SNH Bridgewater LLC	Delaware
SNH CALI Tenant LLC	Delaware
SNH Carlsbad LP	Delaware
SNH CCMD Properties Borrower LLC	Delaware
SNH CCMD Properties LLC	Delaware
SNH CCMD Tenant LLC	Delaware
SNH CHS Properties Trust	Maryland
SNH Clear Brook LLC	Delaware
SNH Clear Creek Properties Trust	Maryland
SNH Concord LLC	Delaware
SNH Denham Springs LLC	Delaware
SNH Durham LLC	Delaware
SNH Fan Pier Garage LLC	Maryland
SNH Fan Pier Holding Trust	Maryland
SNH Fan Pier Inc.	Maryland
SNH FM Financing LLC	Delaware
SNH FM Financing Trust	Maryland
SNH Glenview (Patriot) LLC	Delaware
SNH GP Carlsbad LLC	Delaware
SNH GP Valencia LLC	Delaware
SNH Granite Gate Inc.	Maryland
SNH Granite Gate Lands Tenant LLC	Maryland
SNH Granite Gate Lands Trust	Maryland
SNH Granite Gate Tenant LLC	Maryland
SNH Grove Park Tenant LLC	Maryland
SNH Grove Park Trust	Maryland
SNH Harrisburg LLC	Delaware
SNH IL Joplin Inc.	Maryland
SNH IL Properties Trust	Maryland
SNH Independence Park LLC	Delaware
SNH Jackson LLC	Delaware
SNH Kent Properties LLC	Maryland
SNH Liberty Plaza II Inc.	Maryland
SNH LTF Properties LLC	Maryland
SNH Maryland Heights LLC	Delaware
SNH Medical Office Properties LLC	Delaware
SNH Medical Office Properties Trust	Maryland

SNH Medical Office Realty Trust (Nominee Trust)	Massachusetts
SNH MEZ LLC	Delaware
SNH MezzCo San Antonio LLC	Delaware
SNH Modesto LLC	Maryland
SNH Northwoods LLC	Maryland
SNH Northwoods Tenant LLC	Maryland
SNH NS Mtg Properties 2 Trust	Maryland
SNH NS Properties Trust	Maryland
SNH Park Place I Inc.	Maryland
SNH Park Place II Inc.	Maryland
SNH Park Place Tenant I LLC	Maryland
SNH Park Place Tenant II LLC	Maryland
SNH Parkview Properties Trust	Maryland
SNH Phoenix (Cotton) LLC	Delaware
SNH Plaquemine LLC	Delaware
SNH PLFL Properties LLC	Delaware
SNH PLFL Tenant LLC	Delaware
SNH Prairieville LLC	Delaware
SNH Redmond Properties LLC	Maryland
SNH REIT Irving LLC	Delaware
SNH REIT Rockwall LLC	Delaware
SNH REIT San Antonio LLC	Delaware
SNH REIT Victoria LLC	Delaware
SNH RMI Fox Ridge Manor Properties LLC	Maryland
SNH RMI Jefferson Manor Properties LLC	Maryland
SNH RMI McKay Manor Properties LLC	Maryland
SNH RMI Northwood Manor Properties LLC	Maryland
SNH RMI Oak Woods Manor Properties LLC	Maryland
SNH RMI Park Square Manor Properties LLC	Maryland
SNH RMI Properties Holding Company LLC	Maryland
SNH RMI Smith Farms Manor Properties LLC	Maryland
SNH RMI Sycamore Manor Properties LLC	Maryland
SNH SE Ashley River LLC	Delaware
SNH SE Ashley River Tenant LLC	Delaware
SNH SE Barrington Boynton LLC	Delaware
SNH SE Barrington Boynton Tenant LLC	Delaware
SNH SE Burlington LLC	Delaware
SNH SE Burlington Tenant LLC	Delaware
SNH SE Daniel Island LLC	Delaware
SNH SE Daniel Island Tenant LLC	Delaware
SNH SE Habersham Savannah LLC	Delaware
SNH SE Habersham Savannah Tenant LLC	Delaware
SNH SE Holly Hill LLC	Delaware
SNH SE Holly Hill Tenant LLC	Delaware
SNH SE Kings Mtn LLC	Delaware
SNH SE Kings Mtn Tenant LLC	Delaware

SNH SE Mooresville LLC	Delaware
SNH SE Mooresville Tenant LLC	Delaware
SNH SE N. Myrtle Beach LLC	Delaware
SNH SE N. Myrtle Beach Tenant LLC	Delaware
SNH SE Properties LLC	Delaware
SNH SE Properties Trust	Maryland
SNH SE SG LLC	Delaware
SNH SE SG Tenant LLC	Delaware
SNH SE Tenant 2 TRS, Inc.	Maryland
SNH SE Tenant TRS, Inc.	Maryland
SNH SEAPORT LLC	Delaware
SNH Somerford Properties Trust	Maryland
SNH St. Louis LLC	Delaware
SNH Teaneck Properties LLC	Delaware
SNH Teaneck Tenant LLC	Delaware
SNH Tellico Tenant LLC	Maryland
SNH Tellico Trust	Maryland
SNH Tempe LLC	Delaware
SNH TRS Inc.	Maryland
SNH Valencia LP	Delaware
SNH Ward Ave. Properties I Inc.	Maryland
SNH Well Properties GA‑MD LLC	Delaware
SNH Well Properties Trust	Maryland
SNH Wilmington LLC	Maryland
SNH Yonkers Properties Trust	Maryland
SNH Yonkers Tenant Inc.	Maryland
SNH/CSL Properties Trust	Maryland
SNH/LTA Properties GA LLC	Maryland
SNH/LTA Properties Trust	Maryland
SNH/LTA SE Home Place New Bern LLC	Delaware
SNH/LTA SE McCarthy New Bern LLC	Delaware
SNH/LTA SE Wilson LLC	Delaware
SPTGEN Properties Trust	Maryland
SPTIHS Properties Trust	Maryland
SPTMISC Properties Trust	Maryland
SPTMNR Properties Trust	Maryland
SPTMRT Properties Trust	Maryland
SPTSUN II Properties Trust	Maryland